August 24, 2018

Dreyfus U.S. Mortgage Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and replaces any contrary information contained in the fund's Summary Prospectus and Prospectus:

The Dreyfus Corporation ("Dreyfus"), the investment adviser of Dreyfus U.S. Mortgage Fund (the "Fund"), has engaged Amherst Capital Management LLC ("Amherst Capital") to serve as the Fund's sub-investment adviser.  Amherst Capital, subject to Dreyfus' supervision and approval, provides day-to-day management of the Fund's investments pursuant to a sub-investment advisory agreement (the "Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and Amherst Capital.  Amherst Capital, located at 444 Madison Avenue, 19th Floor, New York, New York 10022, is a registered investment adviser specializing in U.S. mortgage and real estate investment strategies.  Amherst Capital is a subsidiary of Amherst Holdings, LLC ("Amherst Holdings"), a data, analytic and research focused financial services holding company with expertise in the real estate, mortgage and related structured finance markets, headquartered in Austin, Texas.  As of March 31, 2018, Amherst Capital had responsibility for managing approximately $2.2 billion in assets.

Prior to June 29, 2018, Amherst Capital was an indirect, majority-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus, and the Fund's portfolio managers were employees of Dreyfus and Amherst Capital and managed the Fund in their capacity as employees of Dreyfus.  On June 29, 2018, BNY Mellon sold its indirect equity interest in Amherst Capital to Amherst Holdings and the Fund's portfolio managers became employees of Amherst Capital only.  BNY Mellon is not an affiliate of Amherst Holdings, although BNY Mellon owns a minority interest in Amherst Holdings.  To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Amherst Capital, the Board for the Fund approved an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and Amherst Capital, which did not require shareholder approval, and the Sub-Advisory Agreement, which required shareholder approval and would replace the Interim Sub-Advisory Agreement upon such approval.  The Fund's shareholders approved the Sub-Advisory Agreement, effective August 24, 2018, at a Special Meeting of Shareholders.  A discussion regarding the basis for the Board's approving the Sub-Advisory Agreement will be available in the Fund's semi-annual report for the period ending October 31, 2018.

Karen Gemmett, CFA and Eric Seasholtz are the Fund's co-primary portfolio managers, positions they have held since December 2016, and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.  Ms. Gemmett and Mr. Seasholtz previously were additional portfolio managers of the Fund since April 2012 and November 2015, respectively.  Ms. Gemmett is a director and portfolio manager at Amherst Capital responsible for residential mortgage-backed securities research and analysis, a position she has held since November 2015.  Prior to joining Amherst Capital, Ms. Gemmett served as an interest rate strategies analyst at Standish Asset Management Company, LLC from May 2004 until November 2015.  Mr. Seasholtz is a director and portfolio manager at Amherst Capital, where he has been employed since September 2015.  Prior to joining Amherst Capital, Mr. Seasholtz served as a portfolio manager and managing partner at Ridgevale Capital from June 2014 until September 2015.  From September 2013 until June 2014, he was the director of research at Providence Investment Management, LLC.  Ms. Gemmett and Mr. Seasholtz also were employees of Dreyfus from November 2015 until June 29, 2018.  Prior to June 29, 2018 (the date Dreyfus engaged Amherst Capital to serve as the Fund's sub-investment adviser), Ms. Gemmett and Mr. Seasholtz managed the Fund in their capacity as employees of Dreyfus.

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